UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                        August 16, 1999 (July 29, 1999)
                Date of Report (Date of earliest event reported)


                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)


             Pennsylvania                 000-22026             25-1407782
      (State or other jurisdiction) (Commission File Number) (IRS Employer of
                       corporation)                         Identification No.)





One RentWay Place, Erie, Pennsylvania        16505
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(Address of principal executive offices)   Zip Code



Registrant's telephone number, including area code:       (814) 455-5378
                                                     ----------------------

Item 5.           Other Events


The registrant issued the following press release on July 29, 1999:

     ERIE, PA, July 29, 1999 -- Rent-Way, Inc. (NYSE: RWY) announced today that Jacqueline E. Woods has been named to its Board of Directors. Ms. Woods will serve as one of eight Directors.

Ms. Woods, a nationally-recognized educator and specialist in the adult and community college arena, is currently employed full time with the federal government. Prior to her current appointment, she served as the Vice Chancellor for External Affairs for the City Colleges of Chicago. She also served as the Vice President for Institutional Advancement at the Community College of Philadelphia and earlier in her career, held positions at colleges from Michigan to California.

"Ms. Woods is a valuable addition to the board of Rent-Way," stated William E. Morgenstern, President and CEO. "She brings to the Board considerable experience in matters relating to the community and education, and she has an understanding of what is needed to keep Rent-Way a good corporate citizen in the communities where we do business."

A native of Detroit, Michigan, Ms. Woods received her B.A. degree in Speech Pathology from Michigan State University. She received her M.Ed. and completed her doctoral coursework requirements in Speech Pathology from Wayne University.

Ms. Woods has received a number of professional and community service awards and honors. In addition to her new position with Rent-Way, Ms. Woods currently serves on the Board of Advisors for the Center for Urban Community College Leadership at New York University. She also previously served as Chair of the Executive Board of the Black Caucus of the American Association of Higher Education.

Rent-Way operates 865 stores in 35 states under the brand names RentWay and HomeChoice Rentals. Rent-Way rents quality, brand name merchandise such as home entertainment equipment, furniture and major appliances on a week-to-week or month-to-month basis under full service rental-purchase agreements that permit the customer to acquire ownership of the merchandise at the conclusion of an agreed upon rental period.
























                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   Rent-Way, Inc.
                                         -----------------------------------
                                                    (Registrant)



Date      August 16, 1999                          /s/ Jeffrey A. Conway
------------------------------------   --------------------------------------
                                                        (Signature)
                                                       Jeffrey A. Conway
                                 Sr. Vice President and Chief Financial Officer